                                                                                                                         PAGE 1 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 1 (Sub-Pools 1 & 2)

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for September 25, 1998, the Remittance date.

                                                 Due period ended: September 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                          GROUP 1               SUB-POOL 1            SUB-POOL 2
                                                                         ------------           ------------          ------------
     COLLECTIONS
     -----------
  1  Total Actual Principal Collections                                  3,703,214.89           1,509,069.06          2,194,145.83
  2  Total Actual Interest Collections                                   2,157,515.10             849,012.11          1,308,502.99
  3  Service Fees Previously Remitted                                      129,939.44              51,871.78             78,067.66
  4  Additional Proceeds                                                         0.00                   0.00                  0.00
                                                                         ------------           ------------          ------------
  5  TOTAL COLLECTIONS:                                                  5,730,790.55           2,306,209.39          3,424,581.16


     MONTHLY ADVANCES
     ----------------
  6  Delinquent Interest Advance                                            15,044.34              17,996.33             (2,951.99)
  7  Compensating Interest                                                  13,031.99               4,901.44              8,130.55
  8  Amounts Held for Future Distributions                                       0.00                   0.00                  0.00
  9  Cross Collateral Deposit                                                    0.00                   0.00                  0.00
 10  Reserve Withdrawal per Sec. 6.14                                            0.00                   0.00                  0.00
                                                                         ------------           ------------          ------------
 11  AVAILABLE REMITTANCE AMOUNT:                                        5,758,866.88           2,329,107.16          3,429,759.72

     FEES
     ----
 12  Service Fees                                                                0.00                   0.00                  0.00
 13  Expense Account Deposit:                                                5,784.82               2,354.87              3,429.95
                                                                         ------------           ------------          ------------
 14  ADJUSTED REMITTANCE AMOUNT:                                         5,753,082.06           2,326,752.29          3,426,329.77

     REMAINING AMOUNT AVAILABLE:
 15            Adjusted Remittance Amount                                5,753,082.06
 16            Insured Payments due                                              0.00
 17            Insurance Account Deposit @ 13 bp
                  the Ending Principal Balance                              25,067.54
 18            Cross Collateral Withdrawal                                       0.00
 19            Class Remittance Amounts                                  5,728,014.52
 20            Non-Recoverable Advances not
                  Previously Reimbursed                                          0.00
                                                                         ------------
 21  Total Remaining Amount Available:                                           0.00
                                                                         ============

     REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 22       Servicing Fee                                                          0.00                   0.00                  0.00
 23       Monthly Advances and Servicer Advances                                 0.00                   0.00                  0.00
 24       Preference Amount per Sec. 6.06(b)                                     0.00                   0.00                  0.00
 25       Servicing compensation per Sec. 7.03                                   0.00                   0.00                  0.00
 26       REO Mgmt. & Dispositions per Sec 5.10                                  0.00                   0.00                  0.00
 27       Trustee Advances per Sec 11.01                                         0.00                   0.00                  0.00

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         PAGE 2 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 1 (Sub-Pools 1 & 2)

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for September 25, 1998, the Remittance date.

                                                 Due period ended: September 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                               GROUP 1            CLASS 1A-1        CLASS 1A-2           CLASS R
                                                               -------            ----------        ----------           -------
 32  Loans Outstanding - BOM                                         3,901               1,409             2,492
 33  Original Loan Balance                                  242,216,509.87       98,056,445.84    144,160,064.03
 34  Pre-Funding Account Balance                                      0.00                0.00              0.00
 35  Initial Overcollateralization                            7,112,431.99        2,344,624.75      4,767,807.24
 36  Realized Losses, LTD                                             0.00                0.00              0.00
 37  Carryforward Amount                                              0.00                0.00              0.00
                                                            ----------------------------------------------------
 38  Total Class Principal Balance                          235,104,077.88       95,711,821.09    139,392,256.79
 39       Pool Factor per Loan Balance                          96.8866039%         39.2225783%       57.6640256%
 40       Pool Factor per Class Balance                         94.0416312%         38.2847284%       55.7569027%
 41  Excess Spread                                                    0.00                                                  0.00
 42       Principal Collection Factor                          100.0000000%         40.7502428%       59.2497572%
 43  Additional Principal due                                   827,431.29          337,180.26        490,251.03
 44  Cross Collateral Withdrawal                                      0.00                                                  0.00
 45  Cross Collateral Deposit                                         0.00                0.00              0.00
 46  Interest Remittance @ Pass-Through Rate                  1,197,368.34          486,964.84        710,403.50

     PRINCIPAL REDUCTIONS:
 47            Prepayments - Number                                     59                  18                41
 48            Prepayments - Dollar                           3,272,159.04        1,307,962.38      1,964,196.66
 49            Delinquent Loans Repurchased - Number                     0                   0                 0
 50            Delinquent Loans Repurchased - Dollar                  0.00                0.00              0.00
 51            Net Liquidation Proceeds                          53,959.03           53,959.03              0.00
 52            Curtailments                                     116,743.27           72,214.17         44,529.10
 53            Normal and Excess Payments                       260,353.55           74,933.48        185,420.07
                                                            --------------------------------------------------------------------
 54  Principal Remittance                                     3,649,255.86        1,509,069.06      2,194,145.83
                                                            --------------------------------------------------------------------
 55  Total Principal Remittance                               3,649,255.86        1,509,069.06      2,194,145.83
 56  Additional Principal Reduction                             827,431.29          337,180.26        490,251.03
                                                            --------------------------------------------------------------------
 57  TOTAL REMITTANCE                                         5,728,014.52        2,333,214.16      3,394,800.36            0.00
                                                            ====================================================================
 58  Current Month Realized Loss - Number                                1                   1                 0               1
 59  Current Month Realized Loss - Dollar                         8,140.97            8,140.97              0.00        8,140.97

     CLASS PRINCIPAL BALANCE - EOM
 60  Loans Outstanding - EOM                                          3841                1390              2451
 61  Closing Loan Balance                                   238,505,154.01       96,539,235.81    141,965,918.20
 62  Pre-Funding Account Balance                                      0.00                0.00              0.00
 63  Additional Principal Reduction, LTD                      7,939,863.28        2,681,805.01      5,258,058.27
 64  Realized Losses, LTD                                         8,140.97            8,140.97              0.00
                                                            --------------------------------------------------------------------
 65  Total Class Principal Balance                          230,573,431.70       93,865,571.77    136,707,859.93
 66       Pool Factor per Loan Balance                          95.4020616%         38.6156943%       56.7863673%
 67       Pool Factor per Class Balance                        174.2540886%         37.5462287%      136.7078599%

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                         PAGE 3 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 1 (Sub-Pools 1 & 2)

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for September 25, 1998, the Remittance date.

                                                 Due period ended: September 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

 68  Weighted Note Rate - THIS Remittance                                    10.83755%              10.69275%             10.93605%
 69  Weighted Note Rate - NEXT Remittance                                    10.82905%              10.68404%             10.92766%

 70  Weighted Average Remaining Term                                           233.92                 256.79                218.37

 71  Accrual  Period for Libor Rate                                          25-Aug-98      thru    24-Sep-98
 72  Days in Related Period                                                                  31

 73  Pass-Through Rate                                                                               5.90844%              5.91844%


                                                                         GROUP 1               SUBPOOL 1              SUBPOOL 2
                                                                       --------------         --------------        --------------
 74  Original Pool - Principal Balance                                 180,932,515.76          70,000,198.22        110,932,317.54
 75  Original Pool - Pre-Funding Account                                71,848,070.66          31,112,036.36         40,736,034.30
 76  Original Pool - Initial Overcollateralization                       2,780,586.42           1,112,234.58          1,668,351.84
                                                                       -----------------------------------------------------------
 77  Original Pool Total                                               250,000,000.00         100,000,000.00        150,000,000.00

 78  Original Pool - Number of Loans                                            2,841                  1,000                 1,841

------------------------------------------------------------------------------------------------------------------------------------

     CLASS 1A-1 OVERCOLLATERALIZATION RECONCILIATION
                                                                        Beg. of Month           Current Month         End of Month
                                                                       -----------------------------------------------------------
 79  Initial Overcollateralization                                       2,344,624.75             337,180.26          2,681,805.01
 80  Less:  Realized Losses, LTD                                                 0.00               8,140.97              8,140.97
 81  Cross Coallateralzation Deposit, LTD                                        0.00                   0.00                  0.00
                                                                       -----------------------------------------------------------
 82  Overcollateralization of Principal                                  2,344,624.75             329,039.29          2,673,664.04
                                                                       ===========================================================

 83  Base Overcollateralization Required*                                                                             6,268,958.54
 84  Required Overcollateralization Amount                                                                            6,268,958.54

------------------------------------------------------------------------------------------------------------------------------------

     CLASS 1A-2 OVERCOLLATERALIZATION RECONCILIATION
                                                                        Beg. of Month           Current Month         End of Month
                                                                       -----------------------------------------------------------
 85  Initial Overcollateralization                                       4,767,807.24             490,251.03          5,258,058.27
 86  Less:  Realized Losses, LTD                                                 0.00                   0.00                  0.00
 87  Cross Coallateralzation Deposit, LTD                                        0.00                   0.00                  0.00
                                                                       -----------------------------------------------------------
 88  Overcollateralization of Principal                                  4,767,807.24             490,251.03          5,258,058.27
                                                                       ===========================================================

 89  Base Overcollateralization Required*                                                                             9,403,437.82
 90  Required Overcollateralization Amount                                                                            9,403,437.82

------------------------------------------------------------------------------------------------------------------------------------

     CURRENT MONTH SUBORDINATED AMOUNT                                  Beg. of Month           Current Month         End of Month
                                                                       -----------------------------------------------------------
 91  Original Group 1 Subordinated Amount*                              31,850,353.89            N/A                 31,850,353.89
 92  Less: Group 1 Cumulative Realized Losses                                    0.00               8,140.97              8,140.97
 93  Plus: Group 1 Cumulative Additional Proceeds                                0.00                   0.00                  0.00
                                                                       -----------------------------------------------------------
 94  Current Group 1 Subordinated Amount                                31,850,353.89              (8,140.97)        31,842,212.92
                                                                       ===========================================================
     * As per Insurance Supplement

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 4 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                         Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 1 (Sub-Pools 1 & 2)

                   In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 1 for September 25, 1998, the Remittance date.

                                                 Due period ended: September 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

     NONRECOVERABLE ADVANCE RECONCILIATION                                     GROUP 1
                                                                               -------
 95  Beginning of Month                                                          0.00
 96  Current Month Unpaid Nonrecoverable Advance                                 0.00
 97  Less: Current Month Reimbursement                                           0.00
                                                                       --------------
 98  End of Month                                                                0.00

------------------------------------------------------------------------------------------------------------------------------------

     CLASS FACTORS                                                      GROUP 1               CLASS 1A-1            CLASS 1A-2
     -------------                                                      -------               ----------            ----------
 99  Total Class Principal - Original Pool                             250,000,000.00         100,000,000.00        150,000,000.00
 10  Interest Remittance Amount                                          1,197,368.34             486,964.84            710,403.50
101  Interest Rate Factor / 1000                                             4.789473               4.869648              4.736023

102  Total Principal Collections                                         3,703,214.89           1,509,069.06          2,194,145.83
103  Prefunding Account Excess                                                   0.00                   0.00                  0.00
104  Additional Principal Reduction                                        827,431.29             337,180.26            490,251.03
                                                                       --------------         --------------        --------------
105  Principal Remittance Amount                                         4,530,646.18           1,846,249.32          2,684,396.86
106  Principal Payment Factor/1000                                          18.122585              18.462493             17.895979
107  Current Month Ending Principal Factor                                 922.293727             938.655718            911.385732

108  Prior Month Ending Principal Factor                                   940.416312             957.118211            929.281711

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 1 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for September 25, 1998, the Remittance date.

                                                 Due period ended: September 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                     GROUP 2              SUB-POOL 3                SUB-POOL 4
                                                                     -------              ----------                ----------
   COLLECTIONS
   -----------
  1  Total Actual Principal Collections                            5,456,442.40           1,797,173.29             3,659,269.11
  2  Total Actual Interest Collections                             1,576,594.80             446,251.66             1,130,343.14
  3  Service Fees Previously Remitted                                 99,144.27              28,034.32                71,109.95
  4  Additional Proceeds                                                   0.00                   0.00                     0.00
                                                                   ------------           ------------             ------------
  5  TOTAL COLLECTIONS:                                            6,933,892.93           2,215,390.63             4,718,502.30


     MONTHLY ADVANCES
     ----------------
  6  Delinquent Interest Advance                                      33,029.17              (1,314.20)               34,343.37
  7  Compensating Interest                                            25,646.93               9,161.80                16,485.13
  8  Amounts Held for Future Distributions                                 0.00                   0.00                     0.00
  9  Cross Collateral Deposit                                              0.00                   0.00                     0.00
 10  Reserve Withdrawal per Sec. 6.14                                      0.00                   0.00                     0.00
                                                                   ------------           ------------             ------------
 11  AVAILABLE REMITTANCE AMOUNT:                                  6,992,569.03           2,223,238.23             4,769,330.80

     FEES
 12  Service Fees                                                          0.00                   0.00                     0.00
 13  Expense Account Deposit:                                          4,440.14               1,228.80                 3,211.34
                                                                   ------------           ------------             ------------
 14  ADJUSTED REMITTANCE AMOUNT:                                   6,988,128.89           2,222,009.43             4,766,119.46

     REMAINING AMOUNT AVAILABLE:
 15            Adjusted Remittance Amount                          6,988,128.89
 16            Insured Payments due                                        0.00
 17            Insurance Account Deposit @ 13 bp
                  the Ending Principal Balance                        19,240.62
 18            Cross Collateral Withdrawal                                 0.00
 19            Class Remittance Amounts                            6,968,888.27
 20            Non-Recoverable Advances not
                  Previously Reimbursed                                    0.00
                                                                   ------------
 21  Total Remaining Amount Available:                                     0.00
                                                                   ============

     REIMBURSEMENTS DUE PURSUANT TO SEC. 5.04
 22       Servicing Fee                                                    0.00                   0.00                     0.00
 23       Monthly Advances and Servicer Advances                           0.00                   0.00                     0.00
 24       Preference Amount per Sec. 6.06(b)                               0.00                   0.00                     0.00
 25       Servicing compensation per Sec. 7.03                             0.00                   0.00                     0.00
 26       REO Mgmt. & Dispositions per Sec 5.10                            0.00                   0.00                     0.00
 27       Trustee Advances per Sec 11.01                                   0.00                   0.00                     0.00

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 2 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for September 25, 1998, the Remittance date.

                                                 Due period ended: September 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                                Group 2           Class 2A-1         Class 2A-2         Class R
                                                                -------           ----------         ----------         -------
 28  Loans Outstanding - BOM                                          1,665                 558               1,107
 29  Original Loan Balance                                   189,835,323.96       52,694,619.95      137,140,704.01
 30  Initial Overcollaterization                               6,772,236.65        1,745,410.83        5,026,825.82
 31  Realized Losses, LTD                                              0.00                0.00                0.00
 32  Carryforward Amount                                               0.00                0.00                0.00
                                                             ------------------------------------------------------
 33  Total Class Principal Balance                           183,063,087.31       50,949,209.12      132,113,878.19
 34       Pool Factor per Loan Balance                           94.9176620%         26.3473100%         68.5703520%
 35       Pool Factor per Class Balance                          91.5315437%         25.4746046%         66.0569391%
 36  Excess Spread                                                     0.00                                                 0.00
 37       Principal Collection Factor                           100.0000000%         32.9367225%         67.0632775%
 38  Additional Principal due                                    590,950.21          194,639.63          396,310.58
 39  Cross Collateral Withdrawal                                       0.00                                                 0.00
 40  Cross Collateral Deposit                                          0.00                0.00                0.00
 41  Interest Remittance @ Pass-Through Rate                     921,495.66          256,149.47          665,346.19


     PRINCIPAL REDUCTIONS:
 42            Prepayments - Number                                      38                  16                  22
 43            Prepayments - Dollar                            5,067,883.30        1,771,160.22        3,296,723.08
 44            Delinquent Loans Repurchased - Number                      0                   0                   0
 45            Delinquent Loans Repurchased - Dollar                   0.00                0.00                0.00
 46            Net Liquidation Proceeds                          169,053.60                0.00          169,053.60
 47            Curtailments                                      129,262.76                0.00          129,262.76
 48            Normal and Excess Payments                         90,242.74           26,013.07           64,229.67
                                                             -------------------------------------------------------------------
 49  Principal Remittance                                      5,456,442.40        1,797,173.29        3,659,269.11
                                                             -------------------------------------------------------------------
 50  Total Principal Remittance                                5,456,442.40        1,797,173.29        3,659,269.11
 51  Additional Principal Reduction                              590,950.21          194,639.63          396,310.58
                                                             -------------------------------------------------------------------
 52  TOTAL REMITTANCE                                          6,968,888.27        2,247,962.39        4,720,925.88         0.00
                                                             ===================================================================
 53  Current Month Realized Loss - Number                                 1                   0                   1            1
 54  Current Month Realized Loss - Dollar                            904.10                0.00              904.10       904.10

     CLASS PRINCIPAL BALANCE - EOM
 55  Loans Outstanding - EOM                                           1626                 542                1084
 56  Closing Loan Balance                                    184,377,977.46       50,897,446.66      133,480,530.80
 58  Additional Principal Reduction, LTD                       7,363,186.86        1,940,050.46        5,423,136.40
 59  Realized Losses, LTD                                            904.10                0.00              904.10
                                                             -------------------------------------------------------------------
 60  Total Class Principal Balance                           177,015,694.70       48,957,396.20      128,058,298.50
 61       Pool Factor per Loan Balance                           92.1889887%         25.4487233%         66.7402654%
 62       Pool Factor per Class Balance                         257.3119681%         24.4786981%        232.8332700%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 3 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for September 25, 1998, the Remittance date.

                                                 Due period ended: September 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

 63  Weighted Note Rate - THIS Remittance                                10.33024%              10.32511%                10.33221%
 64  Weighted Note Rate - NEXT Remittance                                10.35221%              10.33746%                10.35783%

 65  Weighted Average Remaining Term                                       352.15                 352.37                   352.07

 66  Accrual  Period for Libor Rate                                      25-Aug-98     thru     24-Sep-98
 67  Days in Related Period                                                             31

 68  Pass-Through Rate                                                                           5.83844%                 5.84844%


                                                                      Group 2                SUBPOOL 3               SUBPOOL 4
                                                                   --------------          -------------          ---------------
 69  Original Pool - Principal Balance                             142,610,986.32          49,999,948.51            92,611,037.81
 70  Original Pool - Pre-Funding Account                            61,055,001.48           6,008,198.14            55,046,803.34
 71  Original Pool - Initial Overcollateralization                   3,665,987.80           1,008,146.65             2,657,841.15
                                                                   --------------------------------------------------------------
 72  Original Pool Total                                           200,000,000.00          55,000,000.00           145,000,000.00

 73  Original Pool - Number of Loans                                   1,271                    531                      740

------------------------------------------------------------------------------------------------------------------------------------

     CLASS 2A-1 OVERCOLLATERALIZATION RECONCILIATION
                                                                     Beg. of Month           Current Month           End of Month
                                                                   --------------------------------------------------------------
 74  Initial Overcollateralization                                   1,745,410.83             194,639.63             1,940,050.46
 75  Less:  Realized Losses, LTD                                             0.00                   0.00                     0.00
                                                                   --------------------------------------------------------------
 76  Overcollateralization of Principal                              1,745,410.83             194,639.63             1,940,050.46
                                                                   =============================================================

 77  Base Overcollateralization Required                                                                             2,968,431.77
 78  Required Overcollateralization Amount                                                                           2,968,431.77

------------------------------------------------------------------------------------------------------------------------------------

     CLASS 2A-2 OVERCOLLATERALIZATION RECONCILIATION
                                                                     Beg. of Month           Current Month           End of Month
                                                                   --------------------------------------------------------------
 79  Initial Overcollateralization                                   5,026,825.82             396,310.58             5,423,136.40
 80  Less:  Realized Losses, LTD                                             0.00                 904.10                   904.10
                                                                   --------------------------------------------------------------
 81  Overcollateralization of Principal                              5,026,825.82             395,406.48             5,422,232.30
                                                                   =============================================================

 82  Base Overcollateralization Required                                                                             7,825,865.58
 83  Required Overcollateralization Amount                                                                           7,825,865.58

------------------------------------------------------------------------------------------------------------------------------------

     CURRENT MONTH SUBORDINATED AMOUNT                               Beg. of Month           Current Month          End of Month
                                                                   --------------------------------------------------------------
 84  Original Group 2 Subordinated Amount*                          24,134,419.55                   N/A             24,134,419.55
 85  Less: Group 2 Cumulative Realized Losses                                0.00                 904.10                   904.10
 86  Plus: Group 2 Cumulative Additional Proceeds                            0.00                   0.00                     0.00
                                                                   --------------------------------------------------------------
 87  Current Group 2 Subordinated Amount                            24,134,419.55                (904.10)           24,133,515.45
                                                                    =============================================================
     * Per Insurance Supplement

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         PAGE 4 OF 4
                                                          ALLIANCE FUNDING
                                              by SUPERIOR BANK FSB - SERVICING DIVISION
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE
                                                  1998-1 Group 2 (Sub-Pools 3 & 4)
                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of March 1, 1998
                                    Superior Bank FSB - Servicing Division reports the following information pertaining to Series 1998-1 Group 2 for September 25, 1998, the Remittance date.

                                                 Due period ended: September 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
     NONRECOVERABLE ADVANCE RECONCILIATION                                 GROUP 2
                                                                           -------
 88  Beginning of Month                                                      0.00
 89  Current Month Unpaid Nonrecoverable Advance                             0.00
 90  Less: Current Month Reimbursement                                       0.00
                                                                             ----
 91  End of Month                                                            0.00

------------------------------------------------------------------------------------------------------------------------------------

     CLASS FACTORS                                                    GROUP 2               CLASS 1A-1               CLASS 1A-2
     --------------                                                --------------          -------------           --------------
 92  Total Class Principal - Original Pool                         200,000,000.00          55,000,000.00           145,000,000.00
 93  Interest Remittance Amount                                        921,495.66             256,149.47               665,346.19
 94  Interest Rate Factor / 1000                                         4.607478               4.657263                 4.588594

 95  Total Principal Collections                                     5,456,442.40           1,797,173.29             3,659,269.11
 96  Prefunding Account Excess                                               0.00                   0.00                     0.00
 97  Additional Principal Reduction                                    590,950.21             194,639.63               396,310.58
                                                                   --------------          -------------           --------------
 98  Principal Remittance Amount                                     6,047,392.61           1,991,812.92             4,055,579.69
 99  Principal Payment Factor/1000                                      30.236963              36.214780                27.969514
100  Current Month Ending Principal Factor                             885.078474             890.134476               883.160685

101  Prior Month Ending Principal Factor                               915.315437             926.349256               911.130199

------------------------------------------------------------------------------------------------------------------------------------